REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement (this "Agreement") is made and entered into effective as of June 30, 1996, by and between Kos Pharmaceuticals, Inc., a Florida corporation (the "Company"), Kos Holdings, Inc., a Florida corporation ("Holdings"), and Kos Investments, Inc., a Florida corporation ("Investments").

                                                     RECITALS

         A. Holdings has acquired 10,000,000 shares (the "Holdings Shares") of the Company's common stock, par value $.01 per share (the "Common Stock"), under the terms of an Assignment and Assumption Agreement dated as of June 30, 1996 between the Company and Holdings (the "Assignment Agreement"). Pursuant to the Assignment Agreement, the Company has agreed to grant Holdings certain registration rights in accordance with the terms of this Agreement.

         B. The Company has proposed to issue a Promissory Note, dated July 1, 1996 (the "Note"), to Investments for an aggregate principal amount of $15,000,000, which is convertible to shares of Common Stock (the "Investments Shares", and together with the Holdings Shares, the "Shares") at the option of Investments. Under the terms of the Note, the Company will grant Investments certain registration rights in accordance with the terms of this Agreement.

         NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto agree as follows:

         1. DEFINITIONS. The following terms shall have the meanings set forth below:

                  a. "COMMISSION" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Federal securities laws.

                  b. "CUTBACK REGISTRATION" means any registration in connection with an underwritten public offering in which the managing underwriter advises the Company that marketing factors require a limitation of the number of the Company's securities to be underwritten in such public offering (including a limitation to zero).

                  c. "1933 ACT" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

                  d. "1934 ACT" means the Securities Exchange Act of 1934 or any similar Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

                  e. "REGISTRATION STATEMENT" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than any registration statement that effects the Company's initial public offering, any registration statement on Form S-4 or Form S-8, or their successors, or any other form for a limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation or entity).

                  f. "REGISTRATION EXPENSES" means the expenses described in
Section 4.

                  g. "REGISTRABLE SHARES" means all of the Shares, and any other shares of Common Stock or other securities of the Company or any other issuer issued or issuable in respect of such Shares (because of stock splits, stock dividends, reclassifications, recapitalizations, mergers, combinations or similar events, if applicable); PROVIDED, HOWEVER, that the Shares which are Registrable Shares shall cease to be Registrable Shares upon any sale or transfer of such shares pursuant to a Registration Statement, Section 4(1) of the 1933 Act, Rule 144 under the 1933 Act or otherwise, except that the Shares which are Registrable Shares shall remain Registrable Shares notwithstanding any transfer of the Shares by Holdings or Investments to Michael Jaharis (the "Shareholder") or any of his affiliates or by the Shareholder or such affiliates to any member of the Shareholder's immediate family or to a trust established for the benefit of the Shareholder or any family member of the Shareholder or to any corporation or other entity which is wholly owned by the Shareholder, such affiliates, such family members, or such trusts (Shareholder, such affiliates, such family members such trusts and such entities referred to herein collectively as "Permitted Transferees"). As a condition to effecting any registration pursuant to this Agreement, the Company may require that Holdings, Investments, or any Permitted Transferees, on whose behalf a registration hereunder is being effected, execute an agreement further acknowledging their obligations under Section 7 of this Agreement. All references in this Agreement to the term "Holdings" or "Investments" shall be read to include any Permitted Transferee that owns or holds any Registrable Shares.

         2.       REGISTRATION RIGHTS.

                  a.       REQUESTED REGISTRATION.

                           i. Subject to the other provisions of this Agreement,
Holdings and Investments shall have the right (a "Request Right") to require the Company to effect an aggregate of three registrations with respect to the Registrable Shares (each such registration being a "Requested Registration"). (The Company is required to effect a total of only three Requested Registrations pursuant to this Section 2(a) notwithstanding that Registrable Shares may have been transferred to one or more Permitted Transferees.) To effect a Requested Registration, Holdings or Investments shall make a written request (a "Request Notice") to the Company which shall describe in detail the contemplated sale of Registerable Securities, including the number of Registerable Securities to be registered. The Company shall be entitled to include in any Requested Registration shares of Common Stock to be sold by holders of either Common Stock or rights to acquire Common Stock to whom the Company has previously granted or in the future does grant any registration rights and shares of Common Stock to be sold by the Company for its own account, provided that such inclusion shall not limit the number of Registrable Shares included in such Registration Statement.

                           ii. Holdings or Investments may revoke its Request
Notice in the event of a Cutback Registration that would limit the total number of Registrable Shares that can be sold pursuant to such Requested Registration to a number that is less than 90% of the number of the Registrable Shares specified to be sold in the Request Notice.

                           iii. The Company shall, as soon as practicable, but
in no event more than 120 days after receipt of a Request Notice, file a Registration Statement covering the Registrable Shares to be included in the registration requested by such Request Notice and cause such Registration Statement to become effective as soon as practicable thereafter.

                  b.       PIGGYBACK REGISTRATION.

                           i. At any time and from time to time after the date
of this Agreement, whenever the Company proposes to file a Registration Statement, the Company will prior to such filing give written notice to Holdings and Investments of its intention to do so and, upon the written request of Holdings or Investments or both given within fifteen (15) days after the Company provides such notice, the Company shall use its good faith efforts to cause all Registrable Shares which the Company has been requested by Holdings or Investments to register to be registered under the 1933 Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of Holdings or Investments; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2.b. without obligation to Holdings or Investments.

                           ii. In connection with any registration under Section
2.b. involving an underwritten offering of the Company's securities, the Company shall not be required to include any Registrable Shares in such underwriting unless Holdings or Investments or both accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the sole discretion of the underwriters, jeopardize the success of the offering by the Company. If in the sole discretion of the managing underwriter or underwriters the registration of all, or part of, the Registrable Shares which Holdings or Investments or both has requested to be included would adversely affect such public offering, then the Company shall be required to include in the underwriting only that number of Registrable Shares, if any, which the managing underwriter or underwriters believe may be sold without causing such adverse effect. If the number of Registrable Shares to be included in the underwriting in accordance with the foregoing is less than the total number of shares which Holdings and Investments have requested to be included, then Holdings or Investments or both shall participate in the underwriting pro rata based upon their total ownership of Registrable Shares compared to the total number of shares held by affiliates of the Company for which registration has been requested whether or not such shares are the subject of separate agreements with the Company concerning registration rights.

         3. REGISTRATION PROCEDURES. When the Company is required by the provisions of this Agreement to effect the registration of any of the Registrable Shares under the 1933 Act, the Company shall:

                  a. file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become and remain effective;

                  b. prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the Registration Statement as may be necessary to keep the Registration Statement effective until the earlier to occur of (i) such time as all Registrable Shares included therein have been sold or (ii) the expiration of two years;

                  c. furnish to Holdings or Investments or both such reasonable numbers of copies of the prospectus, including a preliminary prospectus and any amended or supplemental prospectus, in conformity with the requirements of the 1933 Act, and such other documents as Holdings or Investments or both may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares; and

                  d. use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as Holdings or Investments shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable Holdings or Investments or both to consummate the public sale or other disposition of the Registrable Shares owned by Holdings or Investments or both in such jurisdiction; PROVIDED, HOWEVER, that the Company shall not be required in connection with this Section 3 to qualify as a foreign corporation in any jurisdiction nor register or qualify the securities in any state which as a condition to such registration or qualification would impose material restrictions or other material conditions on the Company or any of its officers, directors or shareholders (including with respect to any shares held by such persons or entities) unless such restrictions or other conditions are approved by the party adversely affected.

                  If the Company advises Holdings or Investments or both that any preliminary or final prospectus is no longer in compliance with the requirements of the 1933 Act, or that at such time it is otherwise a violation of any applicable securities laws to offer or sell securities pursuant to a preliminary or final prospectus, Holdings or Investments or both shall immediately cease offering or selling the Registrable Securities and, if requested, return all old prospectus to the Company. Holdings or Investments or both may recommence offers and sales of Registrable Securities upon receipt from the Company of an amended prospectus, if applicable, or receipt of ratification from the Company that the offer and sale of Registrable Securities may resume.

         4. ALLOCATION OF EXPENSES. The Company will pay all Registration Expenses of all registrations under this Agreement. The term "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts and selling commissions attributable to the Registrable Shares and the fees and expenses of Holdings' and Investments' own counsel and accountants, which shall be borne by such party.

         5. INFORMATION BY HOLDINGS AND INVESTMENTS. Holdings and Investments shall promptly furnish to the Company such information regarding Holdings and Investments and the distribution proposed by Holdings or Investments as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

         6. "LOCK-UP" AGREEMENT. If requested by the Company or an underwriter or both in connection with an underwritten offering of Common Stock or other securities of the Company, Holdings and Investments shall agree not to sell or otherwise transfer or dispose of any Registrable Shares or other securities of the Company held by Holdings or Investments for a specified period of time before and/or after the effective date of a Registration Statement, provided that the same request shall have been made of other holders of the Company's Common Stock or other securities (including affiliates of the Company) and such other holders have complied with such request. Such agreement shall be in writing in a form satisfactory to the Company and any such underwriter. The Company may impose stop transfer instructions with respect to the Registrable Shares or other securities subject to the foregoing restriction until the end of the lock-up period.

         7.       INDEMNIFICATION.

                  a. BY THE COMPANY. In the event of any registration of any of the Registrable Shares under the 1933 Act pursuant to this Agreement, the Company will indemnify and hold harmless the sellers of such Registrable Shares against any losses, claims, damages or liabilities, joint or several, to which such sellers may become subject under the 1933 Act, 1934 Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the 1933 Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, or arise out of or are based upon the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such sellers for any legal or any other expenses reasonably incurred by such sellers in connection with investigating and defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon any untrue statement or omission made in such

Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company by or on behalf of such sellers, specifically for use in the preparation thereof, or as a result of the failure of such sellers, or any agent of such sellers, to deliver any amendments and supplements to any Registration Statement and the prospectus included in any such Registration Statement (provided such amended or supplemental prospectus has been delivered to sellers or their agent).

                  b. BY SELLERS OF REGISTRABLE SHARES. In the event of any registration of any of the Registrable Shares under the 1933 Act pursuant to this Agreement, each seller of Registrable Shares, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the 1933 Act or the 1934 Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the 1933 Act, 1934 Act, state securities laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the 1933 Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and each seller of Registrable Shares will reimburse the Company, each of its directors and officers, each underwriter and each controlling person, severally and not jointly, for any legal or other expenses reasonably incurred by the Company, each director and officer, each underwriter and each controlling person in connection with investigating and defending any such loss, claim, damage, liability or action, if the statement or omission was made in reliance upon and in conformity with information furnished to the Company by or on behalf of such seller, specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement.

                  c. CLAIMS. Each party entitled to indemnification under this
Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; PROVIDED, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 7. The Indemnified Party may participate in such defense at such party's expense. No Indemnifying Party, in the defense of any such claim or litigation, except with the consent of the Indemnified Party, shall consent to entry of any judgment or enter into any settlement, which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

         8.       MISCELLANEOUS.

                  a. GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the state of Florida.

                  b. SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

                  c. ENTIRE AGREEMENT; AMENDMENT; WAIVER. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Company and Holdings.

                  d. NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by United States first-class mail, postage prepaid, or delivered personally by hand or nationally recognized courier addressed as follows:

         If to Holdings:


                           Attention:

         If to Investments:



                           Attention:

         If to the Company:

                           Kos Pharmaceuticals, Inc.
                           1001 Brickell Bay Drive
                           Suite 2502
                           Miami, Florida 33131
                           Facsimile No.  (305) 577-4596
                           Attention:  Daniel M. Bell, President
or at such other address as a party shall have furnished to the other party in writing. All such notices and other written communications shall be effective on the earlier of the date of mailing or delivery.

                  e. SEPARABILITY. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  f. TITLES AND SUBTITLES. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

                  g. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement effective as of the day and year first above written.

                                            KOS PHARMACEUTICALS, INC, a Florida
                                            corporation.

                                            By:  /s/ DANIEL M. BELL
                                                 -----------------------------
                                                  Daniel M. Bell, President

                                            KOS HOLDINGS, INC., a Florida
                                            corporation.

                                            By:

                                            KOS INVESTMENTS, INC., a Florida
                                            corporation.

                                            By: